Exhibit 99.1

June 2015

Disclaimer THIS PRESENTATION CONTAINS “FORWARD - LOOKING STATEMENTS.” THESE FORWARD - LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD - LOOKING STATEMENTS . LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD - LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: LIIT’S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT’S COMPETITION . LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL - INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT. THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

The Path to Success 3 • Great brand - increasing distribution across U.S. and strong year - over - year growth • Great people - assembled a first - class team • Potential NASDAQ up - listing in Q4 2015 • Planned entry into alcohol in the U.S. in 2016 • Future international expansion Source : IBISWorld Industry Report OD4297: RTD Tea Production in the US INVESTMENT THESIS SHIFT AWAY FROM CARBONATED SOFT DRINKS ▪ $5.3bn non - alcohol RTD tea growing at 10% annually over the next five years SHIFT AWAY FROM BEER ▪ Alcohol growth from consumers switching from beer to premixed drinks

4 PHILIP THOMAS (FOUNDER & CEO) • Over 20 years of beverage experience • Revitalized a 45 year old family owned food and beverage distribution business, Magnum Enterprises, in 2003 by creating strategic partnerships with Coca-Cola and Vitamin Water • Founded Capital Link in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs in all 50 states PETER DYDENSBORG (COO) • Over 30 years of experience in the distribution and building of brands within large corporations, including Keebler, Kellogg's, Coca Cola and Thomas English Muffins • Previously the Director of Sales for Phoenix Beverages, from 2004 until joining LIBB in 2014 • Senior Zone Manager at The Keebler Company (which was later acquired by the Kellogg Company) from 1994 to 2004 JULIAN DAVIDSON (senior consultant - alcohol) • Nearly 25 years in the alcoholic beverage industry, primarily Australia and New Zealand • CEO of Independent Liquor NZ (7 years - NZ/US/CAN) - sold to Asahi in 2011 for $1.5 billion • Transitioned Independent Liquor NZ from a single focus RTD business to a multi - beverage business (RTD's / Beer / Cider / Spirits) • Previously spent 15 years at Lion Nathan, an Australasian brewery subsidiary of Kirin Holdings James Meehan (CAO) • Over ten years of public company accounting and auditing experience • Manager at Marcum, LLP, a nationally recognized public accounting firm, prior to joining Long Island Brand Beverages in June 2014 Experienced Management Team

Non - alcohol Alcohol capital deployment & Up - listing Appendix

Business History Spring 2011 July 4, 2011 2012 – 2013 Spring 2014 Summer 2014 September 2014 December 2014 Spring 2015 April 2015 May 2015 Test pilot in New York Metro area O fficial launch Partnerships with major distributors such as: Phoenix, High Grade, Canada Dry, Full Circle, etc. Brand investment: revitalization of logo and packaging Roadshows in Costco and Sam’s Club locations Northeast marketing campaign and PR Blitz Rollout of 60 calorie bottle to schools Merger agreement with public company Expansion into Florida, Virginia, Massachusetts, New Hampshire and Rhode Island Marketing partnership with ESPN Closing of merger; distribution of gallon bottles Non - alcohol 6

7 The brand Non - alcohol Lemon Peach Raspberry Green Tea & Honey Half & Half Unsweetened Lemon Diet Lemon Diet Peach Guava Mango Beverage made - in - America , premium iced tea offered at an affordable price; cane sugar and Non - GMO BRAND globally recognized name ‘Long Island’, potential to expand into other product offerings CONSUMER inspires refreshment, sunny days and relaxation associated with summer and the beach MARKETING Drawing upon the equity of the legendary cocktail and geographic region

$1.0 $0.9 $1.7 $3.0 2012 2013 2014 2015E solid DISTRIBUTION PROGRESS 8 Current YE 2015 YE 2016 • LTM net sales of $ 1.8mn¹ • LTM case volume of 283,000¹ • YOY volume growth of 57% in Q1 15, 47% in Q4 14, 194% in Q3 14 and 149% in Q2 14 Net Sales ($ mn ) Non - alcohol (1) As of March 31, 2015; case figures derived from typical selling price Distributed in over 30 Northeast regional chains that include leading supermarkets, grocery and convenience stores, as well as wholesalers Geographic Expansion

Iced Tea Brand Sales – A&P Sales 2015 Non - alcohol Source: 1010data (Based on A&P Data) 9 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 1/3/15 1/31/15 2/28/15 3/28/15 4/25/15 A&P Unit Sales by week The 5th most popular iced tea brand among all A&P locations, only behind Snapple (#1), Arizona (#2), Pure Leaf (#3) & Lipton (#4) #4 - Lipton #5 Long Island Iced Tea #8 - Sweet Leaf #6 - Honest Tea #7 - Gold Peak

• U.S . Ready - to - Drink (“RTD”) tea market generated 2014 revenue of $5.3bn with expected growth of +10 % annually over the next five years • Long Island Iced Tea is available in approximately 3,500 doors and growing • A 2% Long Island market share would equate to revenue of $106mn • Distributed in 8 states ( pop. of 89mn); additional 42 states for growth (pop . of 230mn) • Market dominated by Arizona, Lipton , Snapple and Nestle ( combined share of 45%) - after that massively fragmented 10 growth opportunities (1) Company market share of 2014 RTD tea market Source : uscensus.gov; IBISWorld Industry Report OD4297: RTD Tea Production in the US Distribution, share, scale and pricing opportunities available in a $5.3bn market Brand Market Share¹ Arizona 16.6% Lipton 15.1% Snapple 7.1% Nestle 6.6% Coca Cola Brands 3.4% Non - alcohol

Non - alcohol Alcohol capital deployment & Up - listing Appendix

THE ORIGINAL long island company Alcohol 12 N0n - alcohol alcohol M&A New Product Development 2011 - 2015 future Transformation to a multi - beverage alcohol and non - alcohol company, building from the history and storied reputation of Long Island

CURRENT Alcohol MARKET 13 U.S. Beverage Market (billions of gallons) Source: Beverage Information Group 2013 Handbook; Euromonitor “Alcoholic Drinks in the U.S.” July 2014 Existing reach of non - alcohol iced tea 2.2bn gallons Additional reach with alcohol 9.4bn gallons Combined potential reach 11.6bn gallons Wine , 0.7 , 1% Spirits , 0.5 , 1% Carbonated Soft Drinks , 13.5 , 27% Bottled water , 8.6 , 17% Coffee , 7.2 , 15% Milk , 5.9 , 12% Tea , 2.2 , 5% Juices , 1.6 , 3% Powdered Drinks , 1.2 , 2% Beer , 8.2 , 17% Alcohol $182 $185 $194 $201 $170 $180 $190 $200 $210 2010 2011 2012 2013 • U.S. alcohol market growing at 3.3% CAGR over past 3 years • Market exceeded $ 200bn in 2013 Total u.s. Sales of Alcoholic Drinks ($ bn )

Millennials Trending away from beer 14 Alcohol Source: Morgan Stanley Research “Global Beverages: US Beer Alphawise Survey” (May 17, 2015); Euromonitor “Alcoholic Drinks in the U.S.” July 2014 Millennials are increasingly moving away from beer in favor of wine and spirits Beer Cited as “Favorite Alcoholic Beverage” is Falling Among the General Population and With Millennials Beer Volume Loss Has Predominantly Benefited Wine and Spirits • RTD/RTP growing through innovation • Cider repositioning itself globally as an apple - based flavored RTD • Craft/premium beer is 22% of the beer category • Wine and spirits stable (1.2%) 35.4% 5.9% 2.4% 2.9% (1.5%) 13.3% 2.2% 3.8% (5%) 5% 15% 25% 35% 45% Beer Cider RTD/RTP Spirits Wine 2008/13 CAGR 2012/13 Total u.s. Alcoholic volume growth 2008 - 2013 (%) Results of Recent Morgan Stanley U.S. Beer Alphawise Survey: 64.2%

15 $3.9 $4.2 $4.8 $5.3 $0.0 $2.0 $4.0 $6.0 2010 2011 2012 2013 Total u.s. Sales of RTD & RTP ($ bn ) • U.S. RTD and RTP market growing at 10.8% CAGR over past 3 years • Market exceeding $5bn and over 2.5% of total alcohol market • In developed markets, RTD category share of total alcohol is up to 12% • Big 3 have over 55% of the market and growing • Opportunity for a strong brand position in a highly fragmented market 8.8 23.5 20.2 22.7 20.5 18.1 24.7 22.7 17.7 14.8 55.1 54.6 53.0 43.6 0% 25% 50% 75% 100% 2010 2011 2012 2013 Alcohol Company Share of RTD/High - Strength Premixes (%) Other Diageo Mark Anthony Anheuser Busch Source : Euromonitor “Alcoholic Drinks in the U.S.” July 2014; Independent Liquor NZ website (www.independentliquor.co.nz) Ready - to - Drink & ready - to - pour MARKETS

LONG ISLAND BRAND EXTENSIONs 16 Alcohol Robert “Rosebud” Butt claims to have invented Long Island Iced Tea’ in 1972, while he worked at the Oak Beach Inn on Long Island • Gin • Tequila • Vodka • Rum • Triple Sec 40% ABV

LONG ISLAND BRAND EXTENSIONs 17 Alcohol 14 - 15% ABV Ready - to - Pour (RTP) cocktails served over ice; classic Cocktails blends such as Long Island Iced Tea, Cosmopolitans, Mojitos, etc. 5 - 6% Ready to Drink (RTD) beverages, made from malt or spirits Note: “ABV” stands for “alcohol by volume”

LONG ISLAND BRAND EXTENSIONs 18 Alcohol Craft beer and cider – launched in multiple variants (IPA, Pilsner, etc.) capturing the heritage and essence of long Island – to enter the rapidly growing cider and craft beer market

LONG ISLAND BRAND EXTENSIONs 19 Alcohol Wines of the World by Long Island • NZ Sauvignon • Australia Pinot Grigio • California Chardonnay • South Africa Riesling • French Pinot Gris

Case study - Independent Liquor NZ 20 Start - up $ 1.2bn $ 1.5bn -$1 $0 $1 $2 1987 2006 2011 Private equity sells to Asahi Julian Davidson joined ILNZ with 2006 private equity acquirers 1. RTDs (NZ) (1) Improved brand equity, (2) Maintenance of dominant 50%+ share (3) Price realization (4) Premiumization (5) constant innovation 2. Beer (NZ) (1) Doubling of market share (2) On - premise / keg launch (3) Innovation/development of craft beers (4) broadening of portfolio via agency deals 3. Spirits (NZ) (1) Broadening of portfolio via agency deals (2) Innovation 4. Cider (NZ) (1) Launch of domestic competition to Rekorderlig 5. U.S. / Canada (1) Restructure of ‘Twisted Shotz ’ business from distributors to in - house (2) R oll out to all U.S. states (3) Regional and national chain penetration (4) Constant innovation Key success factors ILNZ Enterprise Value ($NZ) Alcohol Source: Unitas Capital Press Release (August 18, 2011)

Non - alcohol Alcohol capital deployment & Up - listing Appendix

Proposed Capital deployment 22 Q3 2015 Q4 2015 Q1 2016 capital deployment & Up - listing Research Product Design Gallon Expansion Market Tests & Distributor Engagement Regulatory Approvals Manufacturing First Product & State Launch Commence Marketing Program Nationwide Expansion Alcohol Alcohol Alcohol Alcohol Alcohol Alcohol Non - alcohol Alcohol Non - alcohol up - listing to NASDAQ May 27, 2015 Merger 23 Cullen Agricultural (OTC listed ex SPAC formerly on AMEX ) Long Island Beverage Brands NASDAQ Capital Market Equity Standard Listing Q4 2015 $4 bid price or $3 closing price 3 market makers 300 round lot holders Operating history of at least 2 years $15mn in market value of publicly held shares $5mn in stockholders equity capital deployment & Up - listing

RECENT BEVERAGE M&A

NON-ALCOHOL

American Beverage Corporation sale to Harvest Hill Beverage

Muscle Milk sale to Hormel Foods

ZICO sale to Coca-Cola

Honest Tea sale to Coca-Cola

Vitamin Water sale to Coca-Cola

ALCOHOL

Beam sale to Suntory

Whyte & Mackay sale to Emperador

Skinnygirl sale to Beam

Jenn's Cocktail Company sale to Constellation Brands

BAI BRANDS CASE STUDY

- Received $15mn equity investment from Dr Pepper Snapple Group ("DPS") in April 2015 at a $500mn valuation
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E and $125mn in 2015E

VITA COCO CASE STUDY

- Sold 25% stake to Reignwood Group in July 2014 at a $665mn valuation
- Global retail sales rose 31% to $421mn in 2014

BAI is #6 and Vita Coco #7 in all A&P locations for New Age Drinks; Long Island Iced Tea is #8

Sources: Wall Street Journal ("Coconut Water Maker Vita Coco Broadens Overseas Footprint"); BevNet ("Bai-Popping Number: DPS Investment Based on $500M Valuation"); Foodnavigator-usa.com (Dr Pepper invests $15m in minority stake in Bai Brands"); 1010data (Based on A&P Data)

CAPITAL DEPLOYMENT & UP-LISTING

27

SOLID INVESTMENT THESIS 25 Source : IBISWorld Industry Report OD4297: RTD Tea Production in the US; 1010data (Based on A&P Data ) Non - alcohol and alcohol • Globally recognized brand tapping into latent consumer awareness for alcoholic and non alcoholic beverages Non - Alcohol • Premium liquid brewed from real tea, using cane sugar and non - GMO • Hard yards done , significant capital invested to date, distribution expanding rapidly, company at inflexion point • 2015E sales of $3.0mm, up 76% on 2014 • Entering gallons market - Arizona only competitor • Distributed in only 8 states - 42 to go • A&P data show LIIT #5 in NY with 3.5 % market share (very close to Lipton, and ahead of Sweet Leaf, Honest Tea and Gold Peak) • A 2 % national market share = $106mm annual revenue • Bai Brands received $500mm valuation, with $50mn 2014 revenue and $125mm 2015 revenue Alcohol • $200bn alcohol market (3.3% CAGR growth) is 9.4bn gallons, compared to tea, which is 2.2bn gallons – 5X increment • Alcohol extensions planned – Long Island Iced Tea, RTD, RTP, Beer, Cider, Wines • 10.8% recent CAGR growth in RTD and RTP categories • Craft beer and cider high growth categories Corporate • High quality management – entrepreneur, consumer brand distribution, int’l alcohol, public accounting • Potential name change to ‘The Original Long Island Company’ to reflect heritage position, and provide umbrella for alcoholic and non - alcoholic brands • Publicly listed on OTC (OTCBB:OLIC ), potential NASDAQ uplisting in Q4 2015 • Brand roll up strategy using stock post NASDAQ

Non - alcohol Alcohol capital deployment & Up - listing Appendix

THE BEVERAGE

Made-in-America, premium iced tea offered at an affordable price compared to leading competitors

- Immediate brand name recognition via “Long Island” and “Long Island Iced Tea”
- Locally Brewed - NY-based local brand distributed nationally
- Non-alcoholic and hot-filled using black and green tea leaves
- Healthier Alternative:
    - 100% cane sugar or sucralose (generic version of Splenda) as a sweetener
    - Gluten-free, non-GMO and no artificial colorings or flavorings
    - Also available in gallons and 60 calorie healthier version
- Affordable Mass Market Price:
    - Suggested Retail Price for 20oz bottle: LIIT of $1.00 vs. $1.25 of leading competitors


LEMON
PEACH
RASPBERRY
DIET LEMON
DIET PEACH

TEN FLAVORS:
- LEMON
- PEACH
- RASPBERRY
- GREEN TEA & HONEY
- HALF TEA & HALF LEMONADE
- UNSWEETENED LEMON
- DIET LEMON
- DIET PEACH
- GUAVA
- MANGO

APPENDIX

27

The Brand Brand Goal Capitalize on globally recognized name “ Long Island”, while expanding into other product offerings 28 appendix

Mood & Target Consumers Key consumer communications include : Original Americana Quirky Fresh Simple Surprising Classic 29 LIIT's brand image inspires refreshment, sunny days and the relaxation associated with summer and the beach appendix

PR & Marketing Initiatives IN THE FIELD PR & OTHER Partnered with for an under the cap promotion with prizes in conjunction with radio and internet advertising beginning in April 2015 “Craft Brewed” “No ID Required” “Just Add Rocks ” “There’s No Such Thing As One Too Many” Billboards & Print 30 Legacy & Wit - Drawing upon the equity of a legendary cocktail and geographic region “Buy Your Family A Round” “Put It On Your (Grocery) Tab” appendix

GROWING NON-ALCOHOL SALES CHANNELS

SELECT CURRENT DISTRIBUTION POINTS

7-11	H MART
A&P	HANDY PANTRY
ASSOCIATED SUPERMARKETS	KEY FOOD
BEST YET	KING KULLEN
COMPARE FOODS	NORTH SHORE FARMS
C-TOWN	PATHMARK
DUANE READE	PIONEER SUPERMARKET
FAIRWAY	SHOPRITE
FINE FARE	STOP & SHOP
FOOD BAZAAR	SUPERFRESH
FOOD DYNASTY	TRADE FAIR
FOOD EMPORIUM	WALDBAUMS
FOODTOWN	WALGREENS
GRACE'S MARKETPLACE	WESTERN BEEF
GRISTEDES	WILD BY NATURE

APPENDIX

31

32 Non - alcohol Financial Performance 2012 2013 2014 • Launched using independent distributors • Major regional distributors secured • Sam’s Club showcases, Costco rollout and 1,200 retail doors • Northeast ad campaign $376 $158 $181 $316 $220 $170 $175 $753 $583 $234 $265 $0 $250 $500 $750 $1,000 $1,250 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 12 - Pack Cases (000)¹ Net Sales ($000) 56.8 23.8 31.7 46.2 30.1 25.5 26.3 115.1 88.6 37.6 41.4 0 25 50 75 100 125 150 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 2015 • Developing Top 10 Markets • Expanding in Southeast and Midwest markets 2016/2017 • Nationwide expansion • National ad campaign • Global expansion Apr ’15 - $285 Apr ’15 – 43.9 (1) Case figures derived from typical selling price

Millennials Trend away from beer 33 Results of Recent Morgan Stanley U.S. Beer Alphawise Survey • “Overall beer consumption trends remain weak…and it appears millennials are increasingly turning to other alcoholic [beverages]” • Identified two encouraging trends: ▪ “As expected, Bud Light’s flavor extensions with high level of alcohol have limited cannibalization with only 35% of volume coming from the beer category specifically” ▪ “Brand awareness is still limited, but it is much higher with Millennials which shows that ABI digital marketing targeted at this age group is efficient” appendix Source: Morgan Stanley Research “Global Beverages: US Beer Alphawise Survey” (May 17, 2015) Millennials are increasingly moving away from beer in favor of wine and spirits

Millennials Trend away from beer 34 Beer Cited as “Favorite Alcoholic Beverage” is Falling Among the General Population and With Millennials % Who Answered Beer as Their Favorite Alcoholic Beverage 29.0 33.0 26.8 27.4 0% 10% 20% 30% 40% Overall Millenials 2012 2015 Source: Morgan Stanley Research “Global Beverages: US Beer Alphawise Survey” (May 17, 2015) appendix

Millennials Trend away from beer 35 0% 10% 20% 30% 40% 50% 60% Not drinking anything more in its place I am drinking less beer but with a higher ABV More non-alcoholic beverages More liquor/ spirits/mixed drinks More wine 2015 2014 Beer Volume Loss Has Predominantly Benefited Wine and Spirits Which of the following applies to you as a result of drinking less beer overall? I am drinking… appendix Source: Morgan Stanley Research “Global Beverages: US Beer Alphawise Survey” (May 17, 2015)

What does Long Island stand for? 36 appendix

LONG ISLAND BRAND EXTENSIONs 37 appendix Liqueurs • Coffee liqueur • Other ‘classic’ liqueurs, brought to you by Long Island